UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2009

BAYWOOD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22024	77-0125664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 E. Bahia Drive, Suite A201, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (480) 951-3956

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On June 12, 2009, Baywood International, Inc., (“us” or the “Company”) entered into a final Settlement Agreement and Mutual Release (the “Agreement”) with Farmatek IC VE DIS TIC, LTD, STI, (“Farmatek”), memorializing a previously disclosed settlement reached by the Company and Farmatek in February 2009, previously disclosed by the company in its Annual Report on Form 10-K, filed with Securities and Exchange Commission on April 15, 2009.

The Agreement relates to a claim filed by Farmatek on December 27, 2007 in the Superior Court of California, County of Orange, against our wholly-owned subsidiary, Nutritional Specialties.  In the claim, Farmatek alleged breach of contract and a violation of California Business and Professional Code.  Farmatek was seeking $4,000,000 plus punitive damages and costs.

The Agreement provides that the Company will pay an aggregate of $250,000 as follows:

$50,000 before June 22, 2009

$75,000 by September 15, 2009

$75,000 by December 15, 2009

$50,000 by March 15, 2010

This amount has been accrued on our financial statements.  As part of the execution of this Agreement, Farmatek filed a Request for Dismissal of its original claim and each party forever released and discharged the other from any and all actions, causes of action, demands, damages, debts, obligations, liabilities, accounts, costs, expenses, liens or claims of whatever character, whether known or unknown, suspected or unsuspected, in any way related to, connected with, or arising out of the claims or facts and circumstances which were or could have been the subject of the claim.

This report may contain forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYWOOD INTERNATIONAL, INC

Date: July 20, 2009	By:	/s/ Neil Reithinger
Neil Reithinger President and Chief Executive Officer